EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the 4086 Strategic Income Fund, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the 4086 Strategic Income Fund for the period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the 4086 Strategic Income Fund for the stated period.

/s/ Richard W. Burke	/s/ Todd M. Hacker
Richard W. Burke	Todd M. Hacker
President, 40|86 Strategic Income Fund	Treasurer, 40|86 Strategic Income Fund

Dated: 3/3/09	Dated: 3/3/09
This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by 4086 Strategic Income Fund for purposes of Section 18 of the Securities Exchange Act of 1934.

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